UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 3, 2006
                Date of Report (Date of earliest event reported)

                          INTELSAT HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

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      Delaware                  001-32456                    20-1728720
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  (State or other        (Commission File Number)           (IRS Employer
   jurisdiction of                                        Identification No.)
   incorporation)
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      3400 International Drive, N.W.                      20008
              Washington, D.C.
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      (Address of principal executive                   (Zip Code)
                offices)
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       Registrant's telephone number, including area code: (202) 944-6800


                          PANAMSAT HOLDING CORPORATION
                                20 Westport Road,
                            Wilton, Connecticut 06897

         (Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEMS 1.01, 1.02, 2.03, and 5.01.

ACQUISITION BY INTELSAT (BERMUDA), LTD.

         On July 3, 2006, Intelsat (Bermuda), Ltd. ("INTELSAT BERMUDA") completed the previously announced acquisition (the "Acquisition") of PanAmSat Holding Corporation ("PANAMSAT HOLDCO"), pursuant to a Merger Agreement, dated as of August 28, 2005, by and among Intelsat Bermuda, Proton Acquisition Corporation and PanAmSat HoldCo (the "MERGER AGREEMENT"). Pursuant to the Merger Agreement, Proton Acquisition Corporation merged with and into PanAmSat HoldCo, with PanAmSat HoldCo surviving the merger, and each share of common stock of PanAmSat HoldCo was converted into the right receive $25.00, plus approximately $0.00927 in respect of a pro rata quarterly dividend, in cash without interest.

         The Acquisition was financed by an issuance by Intelsat Bermuda of senior notes due 2013 and 2016 in an aggregate principal amount of $2.34 billion (the "INTELSAT NOTES"), a $600 million borrowing by Intelsat Bermuda under a Senior Bridge Loan Credit Agreement, dated as of July 3, 2006, among Intelsat Bermuda, various lending institutions and Deutsche Bank AG Cayman Islands Branch, as Administrative Agent (the "INTELSAT BRIDGE FACILITY"), an issuance by PanAmSat Corporation, a wholly owned subsidiary of PanAmSat HoldCo which was renamed "Intelsat Corporation" in connection with the Acquisition (and which will hereafter be referred to as Intelsat Corporation), of 9% Senior Notes due 2016 in an aggregate principal amount of $575 million (the "PANAMSAT NOTES"), and cash on hand at Intelsat Bermuda, Intelsat Corporation and their respective affiliates.

          As a result of the completion of the Acquisition, PanAmSat HoldCo became 100% owned by Intelsat Bermuda. The foregoing brief summary is qualified in its entirety by reference to the Merger Agreement included as Exhibit 99.1 hereto and incorporated herein by reference.

CERTIFICATE OF INCORPORATION AND BYLAWS

         Following the issuance of the PanAmSat Notes and the completion of the Acquisition, the certificate of incorporation of PanAmSat HoldCo was amended to change the name of PanAmSat HoldCo to "Intelsat Holding Corporation" (and PanAmSat HoldCo will hereafter be referred to as Intelsat Holding Corporation). Pursuant to the Merger Agreement, the By-Laws of Intelsat Holding Corporation were amended and restated.

          The amendment to the Certificate of Incorporation of Intelsat Holding Corporation and the Amended and Restated By-Laws of Intelsat Holding Corporation are attached hereto as Exhibit 3.1 and 3.2, respectively.

ISSUANCE OF PANAMSAT NOTES

         On July 3, 2006, Intelsat Corporation issued the PanAmSat Notes. Also on July 3, 2006, Intelsat Bermuda issued the Intelsat Notes. The net proceeds from these offerings were used, together with cash on hand and a borrowing by Intelsat Bermuda under the Intelsat Bridge Facility, to consummate the Acquisition and to fund a tender offer for Intelsat Holding Corporation's 10 3/8% Senior Discount Notes due 2014. The Indenture dated as of July 3, 2006 pursuant to which the PanAmSat Notes were issued (the "Indenture") is attached hereto as Exhibit 4.1 and incorporated herein by reference.

         The Indenture contains covenants which, among other things: limit Intelsat Corporation's ability and the ability of its restricted subsidiaries to incur or guarantee additional debt or issue disqualified stock or preferred stock; pay dividends or make other equity distributions; repurchase or redeem capital stock; make investments or other restricted payments; create liens; sell assets or consolidate or merge with or into other companies; and engage in transactions with affiliates.

         The Indenture also contains events of default with respect to: defaults in any payment of interest on any note when due continues for 30 days; defaults in the payment of principal when due; subject to certain exceptions, the failure by Intelsat Corporation or any of its restricted subsidiaries to comply for 60 days after notice with its other agreements contained in the PanAmSat Notes or the Indenture; the failure by Intelsat Corporation or any significant subsidiary to pay certain indebtedness when due within any applicable grace period after final maturity or the acceleration of any such indebtedness by the holders thereof because of a default, in each case, if the total amount of such indebtedness unpaid or accelerated exceeds $50 million; certain events of bankruptcy, insolvency or reorganization of Intelsat Corporation or a significant subsidiary; or any guarantee of a significant subsidiary which ceases to be in full force.

          The PanAmSat Notes are redeemable on the dates, at the redemption prices and in the manner specified in the Indenture.

         Intelsat Corporation agreed pursuant to a registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT") to make an offer to exchange the PanAmSat Notes for registered, publicly tradable notes that have substantially identical terms as the PanAmSat Notes. The Registration Rights Agreement, dated as of July 3, 2006, is attached hereto as Exhibit 4.2 and incorporated herein by reference.

TENDER OFFER

         Intelsat Holding Corporation's offer to purchase (the "OFFER") its 10 3/8% Senior Discount Notes due 2014 (the "2014 NOTES") expired at 9:00 a.m. on July 3, 2006. The related consent solicitation (the "CONSENT SOLICITATION") expired at 5:00 p.m. New York City time, on June 14, 2006. The Offer and Consent

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Solicitation were commenced on May 30, 2006 and were made on the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated May 30, 2006 and the related Consent and Letter of Transmittal, as amended (together, the "OFFER DOCUMENTS").

          Pursuant to the Consent Solicitation, Intelsat Holding Corporation solicited consents to certain proposed amendments to the indenture, dated as of October 19, 2004, among Intelsat Holding Corporation, as issuer, and The Bank of New York, as trustee (the "2014 INDENTURE"). Following receipt of the requisite consents to amend the 2014 Indenture, the proposed amendments were effected through the execution of a supplemental indenture, which eliminated certain covenants to the 2014 Indenture as specified in the Offer Documents.

          As of the expiration of the tender offer at 9:00 a.m. New York City time, on July 3, 2006, approximately $414.53 million in aggregate principal amount at maturity of the 2014 Notes had been tendered, representing approximately 99.65% of the outstanding principal amount at maturity of the 2014 Notes.

AMENDMENT AND RESTATEMENT OF CREDIT FACILITY

          In connection with the Acquisition, Intelsat Corporation entered into an Amendment Agreement, dated as of July 3, 2006, with Citicorp USA, Inc., as Administrative Agent, the lenders named therein, Citigroup Global Markets Inc., as Joint Lead Arranger and Joint Bookrunner, Deutsche Bank Securities Inc., as Joint Lead Arranger and Joint Bookrunner, Credit Suisse Securities (USA) LLC, as Joint Lead Arranger and Joint Bookrunner, Credit Suisse, Cayman Islands Branch as Syndication Agent and Lehman Brothers Inc. as Joint Lead Arranger and Joint Bookrunner (the "AMENDMENT AGREEMENT").

         The Amendment Agreement sets forth the terms pursuant to which the parties thereto agreed to amend and restate, effective on July 3, 2006 immediately after the Acquisition (as so amended and restated, the "JULY 2006 AMENDED AND RESTATED CREDIT AGREEMENT"), Intelsat Corporation's Credit Agreement dated as of August 20, 2004, as previously amended and restated as of March 22, 2005 (the "MARCH 2005 AMENDED AND RESTATED CREDIT AGREEMENT"). The July 2006 Amended and Restated Credit Agreement renews and extends the credit facilities provided under the March 2005 Amended and Restated Credit Agreement.

         The July 2006 Amended and Restated Credit Agreement provides credit facilities in an aggregate principal amount of $1,991,010,000, consisting of a $355,910,000 Tranche A-3 Term Loan with a six year maturity, a $1,635,100,000 Tranche B-2 Term Loan with a seven and one-half year maturity, and a $250 million Revolving Credit facility with a six-year maturity. Up to $150 million of the revolving credit facility is available for issuance of letters of credit. Additionally, up to $35 million of the revolving credit facility is available for swingline loans. Both the face amount of any outstanding letters of credit and any swing line loans reduce availability under the revolving credit facility on a dollar for dollar basis. The revolving credit facility is available on a revolving basis during the period beginning on the Amendment Effective Date and the initial funding of the credit facilities and terminating six years later.

         Interest rates under the July 2006 Amended and Restated Credit Agreement range from LIBOR plus 2.125 % to LIBOR plus 2.875% or ABR plus 1.125% to ABR plus 1.875%, depending on certain financial measures.

         Obligations under the July 2006 Amended and Restated Credit Agreement continue to be guaranteed by certain subsidiaries and secured by a perfected first priority security interest to the extent legally permissible in substantially all of the borrower's and the guarantors' tangible and intangible assets, with certain agreed exceptions, as was the case with the March 2005 Amended and Restated Credit Agreement.

        The Amendment Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The July 2006 Amended and Restated Credit Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Not applicable.

                  (d) Exhibits.

EXHIBIT NO.                DOCUMENT DESIGNATION
----------                 --------------------
3.1                        Certificate of Amendment to Certificate of
                           Incorporation of Intelsat Holding Corporation.

3.2                        Amended and Restated Bylaws of Intelsat Holding
                           Corporation.

4.1 Indenture for the 9% Senior Notes due 2016, dated as of July 3, 2006, by and among PanAmSat Corporation, as Issuer, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as Trustee.

4.2 Registration Rights Agreement for the 9% Senior Notes due 2016, dated as of July 3, 2006, by and among PanAmSat Corporation, the Subsidiary Guarantors and Deutsche Bank Securities Inc., Lehman Brothers Inc., Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Representatives of the Initial Purchasers named therein.

10.1 Amendment Agreement, dated as of July 3, 2006, by and among PanAmSat Corporation, Citicorp USA, INC., as Administrative Agent, the lenders named therein, Citigroup Global Markets Inc., as Joint Lead Arranger and Joint Bookrunner, Deutsche Bank Securities Inc., as Joint Lead Arranger, Joint Bookrunner, Credit Suisse Securities (USA) LLC, as Joint Lead Arranger and Joint Bookrunner, Credit Suisse, Cayman Islands Branch as Syndication Agent and Lehman Brothers Inc. as Joint Lead Arranger and Joint Bookrunner.

10.2 Credit Agreement, dated as of August 20, 2004, as amended and restated as of March 22, 2005, as further amended and restated as of July 3, 2006, among PanAmSat Corporation, (to be renamed Intelsat Corporation on the Amendment Effective Date), as the Borrower, the several lenders party thereto, Citicorp USA, INC., as Administrative Agent Credit Suisse, Cayman Islands Branch, as Syndication Agent and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC And Lehman Brothers Inc., as Joint Lead Arrangers and Joint Bookrunners.

99.1 Merger Agreement, dated as of August 28, 2005, by and between Intelsat (Bermuda), Ltd., Proton Acquisition Corporation and PanAmSat Holding Corporation (incorporated by reference to Exhibit 2.1 of Intelsat, Ltd.'s Form 8-K filed on August 30, 2005).

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 10, 2006

                                         INTELSAT HOLDING CORPORATION


                                         By: /s/ Phillip L. Spector
                                            ------------------------------------

                                         Name:   Phillip L. Spector
                                         Title:  General Counsel

                                  EXHIBIT INDEX

EXHIBIT NO.                DOCUMENT DESIGNATION
----------                 --------------------
3.1                        Certificate of Amendment to Certificate of
                           Incorporation of Intelsat Holding Corporation.

3.2                        Amended and Restated Bylaws of Intelsat Holding
                           Corporation.

4.1 Indenture for the 9% Senior Notes due 2016, dated as of July 3, 2006, by and among PanAmSat Corporation, as Issuer, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as Trustee.

4.2 Registration Rights Agreement for the 9% Senior Notes due 2016, dated as of July 3, 2006, by and among PanAmSat Corporation, the Subsidiary Guarantors and Deutsche Bank Securities Inc., Lehman Brothers Inc., Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Representatives of the Initial Purchasers named therein.

10.1 Amendment Agreement, dated as of July 3, 2006, by and among PanAmSat Corporation, Citicorp USA, INC., as Administrative Agent, the lenders named therein, Citigroup Global Markets Inc., as Joint Lead Arranger and Joint Bookrunner, Deutsche Bank Securities Inc., as Joint Lead Arranger, Joint Bookrunner, Credit Suisse Securities (USA) LLC, as Joint Lead Arranger and Joint Bookrunner, Credit Suisse, Cayman Islands Branch as Syndication Agent and Lehman Brothers Inc. as Joint Lead Arranger and Joint Bookrunner.

10.2 Credit Agreement, dated as of August 20, 2004, as amended and restated as of March 22, 2005, as further amended and restated as of July 3, 2006, among PanAmSat Corporation, (to be renamed Intelsat Corporation on the Amendment Effective Date), as the Borrower, the several lenders party thereto, Citicorp USA, INC., as Administrative Agent Credit Suisse, Cayman Islands Branch, as Syndication Agent and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC And Lehman Brothers Inc., as Joint Lead Arrangers and Joint Bookrunners.

99.1 Merger Agreement, dated as of August 28, 2005, by and between Intelsat (Bermuda), Ltd., Proton Acquisition Corporation and PanAmSat Holding Corporation (incorporated by reference to Exhibit 2.1 of Intelsat, Ltd.'s Form 8-K filed on August 30, 2005).